UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 7, 2006
BROOKS AUTOMATION, INC.
(Exact name of registrant as specified in its charter)
DELAWARE
(State or other jurisdiction of incorporation)

0-25434 (Commission File Number)	04-3040660 (IRS Employer Identification No.)

15 Elizabeth Drive, Chelmsford, MA (Address of principal executive offices)	01824 (Zip Code)
Registrant’s telephone number, including area code (978) 262-2400.
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EX-10.1 Amended and Restated 2000 Equity Incentive Plan
EX-10.2 1995 Employee Stock Purchase Plan

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
Brooks Automation, Inc. Amended and Restated 2000 Equity Incentive Plan
On January 25, 2006, the Compensation Committee of Brooks Automation, Inc. (the “Company”) adopted, effective March 7, 2006, an amendment and restatement of the 2000 Equity Incentive Plan, including several changes that constitute material amendments adopted subject to approval by Brooks’ stockholders. These material amendments were approved by the stockholders at Brooks’ annual meeting on March 7, 2006.
The following is a description of the material amendments made to the 2000 Equity Incentive Plan: (i) an increase in the number of shares of the Company’s common stock authorized for issuance under the plan by 3,000,000 shares to a total of 9,000,000 shares; (ii) the elimination of a restriction that only a smaller number of shares may be issued pursuant to awards other than options; (iii) inclusion in the plan of specified criteria upon which performance awards may be based; and (iv) an extension of the life of the plan to January 25, 2016. The foregoing summary of the amendments to the 2000 Equity Incentive Plan is subject to, and qualified in its entirety by, the copy of the Amended and Restated 2000 Equity Incentive Plan attached as Exhibit 10.1 and incorporated herein by reference.
Brooks Automation, Inc. 1995 Employee Stock Purchase Plan
On January 25, 2006, the Compensation Committee adopted, effective March 7, 2006, amendments to the 1995 Employee Stock Purchase Plan, including an increase in the number of shares authorized for issuance under the plan adopted subject to approval by Brooks’ stockholders. The increase in shares was approved by the stockholders at Brooks’ annual meeting on March 7, 2006.
The amendments to the 1995 Employee Stock Purchase Plan, among other things, increased the number of shares authorized for purchase by employees under the plan by 750,000 shares. The foregoing summary of the amendments to the 1995 Employee Stock Purchase Plan is subject to, and qualified in its entirety by, the copy of the 1995 Employee Stock Purchase Plan attached as Exhibit 10.2 and incorporated herein by reference.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits
The following exhibits are filed as part of this report:

Exhibit No.	Description

10.1	Amended and Restated 2000 Equity Incentive Plan

10.2	1995 Employee Stock Purchase Plan

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROOKS AUTOMATION, INC.
/s/ Thomas S. Grilk
Thomas S. Grilk
Senior Vice President, General Counsel and Secretary

Date: March 7, 2006

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated 2000 Equity Incentive Plan

10.2	1995 Employee Stock Purchase Plan